CMA North Carolina
Municipal Money Fund

Annual Report





March 31, 2000

MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.




CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:

For the year ended March 31, 2000, CMA North Carolina Municipal
Money Fund paid shareholders a net annualized yield of 2.76%*. As of March 31, 2000, the Fund's 7-day yield was 3.10%.

Economic Environment
During the year ended March 31, 2000, the state of North Carolina's economy continued to perform soundly. Personal income grew at a steady pace, healthy population growth continued to fuel the labor force, and as of December the unemployment rate remained almost 1% below the national average. However, according to November's Bureau of Labor Statistics survey, employment growth did slow somewhat. After growing at 3% for most of the year, state employment growth currently stands at 1%. A combination of relatively low mortgage rates and healthy economic conditions kept North Carolina's housing market strong, as residential construction permits last year eclipsed 80,000 units for the first time. Retail sales also remained robust, grossing more than $8.9 billion for November 1999, a 5.1% increase from the November 1998 level of $8.5 billion. The sole drag on the state's otherwise strong economy came from the manufacturing sector.

Going forward, the outlook for manufacturing in North Carolina is promising as the state continues to diminish its reliance on non-durable textiles and apparel manufacturing and increase its reliance on the high-tech and auto industries. For example, only 5% of the state's employment base is currently concentrated in textile manufacturing, down from 10% just a decade ago. In addition, foreign currencies are steadily rebounding, diminishing the cost disadvantage of US producers. These factors, in combination with a bright outlook for the automobile and high-tech industries, bode well for the manufacturing industries' future prospects. Consequently, aside from the loss of jobs in the apparel and textile sectors, North Carolina's economy remains healthy. The state's emergence as a center for high-tech employment will continue to attract relocations and expansions to metropolitan areas such as Raleigh and Charlotte.

In September 1999, the state of North Carolina issued $200 million in general obligation public improvement bonds, which received a rating of AAA from Moody's Investors Service, Inc. The bonds, which were authorized in 1998, are designated for natural gas and clean water purposes. In addition, officials are trying to reach an agreement on another $3 billion authorization this year for the state's higher education system. Presently, all of North Carolina's debt is issued as general obligation, and debt levels remain low at $365 per capita or 1.4% of personal income.

Investment Strategy
During the year ended March 31, 2000, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. We began the period building on our relatively bearish position by continuing to reinvest the proceeds of maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that we expected in April and May of 1999 as a result of cash outflows during tax time. As May 1999 ended, a string of economic data pointing to the presence of inflationary pressures raised concerns about higher interest rates. These factors, combined with comments made by Federal Reserve Board Chairman Alan Greenspan, caused yields on US Treasury securities to rise significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the period at 4.70%, rose to 5.20% by late June, an increase of 50 basis points (0.50%).

On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. However, with the bulk of tax-exempt fixed rate supply expected during late summer and ongoing inflationary concerns expressed by the Federal Reserve Board once again in July, we maintained a bearish position for the Fund. On August 24, 1999, the Federal Reserve Board tightened monetary policy again by increasing the Federal Funds rate 25 basis points to 5.25%. At that time, we chose to attain a slightly bullish strategy. The basis for this strategy was twofold. First, comments made by the Federal Reserve Board after the latest interest rate increase were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flow notes in August and September, caused yields on fixed rate issues to become more attractive, thus providing a valuable opportunity to take a more aggressive stance.

The second half of the one-year period ended March 31, 2000 began with economic data that continued to point to a US economy that was overheating. Consequently, on November 16, 1999, the Federal Reserve Board tightened monetary policy a third time, increasing the Federal Funds rate to 5.50%. Although we expected the Federal Reserve Board would keep monetary policy on hold through year-end because of Year 2000 concerns, we anticipated additional tightening of monetary policy early in 2000. Thus, during this time we managed the Fund's interest rate risk by purchasing fixed rate issues that matured within 90 days--120 days in order to lock in higher yields than were expected during January and February. As anticipated, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 25 basis points at both the February and March Federal Open Market Committee meetings.

Looking ahead, we continue to believe that the Federal Reserve Board may have to tighten monetary policy at least once more to slow the domestic economy. In addition, variable rate products traditionally outperform fixed rate products in April and May because of cash outflows during tax time. Given these factors, we ended the period with a slightly defensive position. This strategy allowed the Fund to perform on average relative to its peer group for the year ended March 31, 2000, as measured by the IBC Money Fund Report.

In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFilllippo)
Darrin J. SanFilllippo
Vice President and Portfolio Manager



April 25, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.




Portfolio Abbreviations for CMA North Carolina Municipal
Money Fund

ACES SM        Adjustable Convertible Extendible Securities
AMT            Alternative Minimum Tax (subject to)
BAN            Bond Anticipation Notes
CP             Commercial Paper
DATES          Daily Adjustable Tax-Exempt Securities
FLOATS         Floating Rate Securities
GO             General Obligation Bonds
IDR            Industrial Development Revenue Bonds
MSTR           Municipal Securities Trust Receipts
PCR            Pollution Control Revenue Bonds
VRDN           Variable Rate Demand Notes


CMA North Carolina Municipal Money Fund
Schedule of Investments as of March 31, 2000                                                              (in Thousands)
                     Face
State               Amount                                Issue                                                Value
North Carolina--    $ 4,000   Ashe County, North Carolina, Industrial Facilities and Pollution Control
90.1%                         Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                              VRDN, AMT, 4.10% due 5/01/2014 (a)                                              $    4,000
                      1,000   Beaufort County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Texasgulf, Inc. Project),
                              4% due 12/01/2000                                                                    1,000
                        410   Buncombe County, North Carolina, GO, 4.05% due 6/01/2000                               410
                              Buncombe County, North Carolina, GO, VRDN (a):
                        455     4.05% due 6/01/2002                                                                  455
                        500     4.05% due 6/01/2004                                                                  500
                        525     4.05% due 6/01/2005                                                                  525
                        580     4.05% due 6/01/2007                                                                  580
                        435     4.05% due 6/01/2008                                                                  435
                        640     4.05% due 6/01/2009                                                                  640
                        740     4.05% due 6/01/2012                                                                  740
                      3,300   Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Revenue Refunding Bonds (Industrial Development
                              Alliance), VRDN, AMT, 4% due 8/01/2009 (a)                                           3,300
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), VRDN,
                              AMT, 4% due 9/01/2011(a)                                                             6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR (Texasgulf Inc. Project), VRDN, 4.025% due
                              10/01/2005 (a)                                                                       3,000
                              Chapel Hill, North Carolina, Parking Facility Revenue Refunding Bonds
                              (Rosemary Strong Project) (c):
                      2,310     8.125% due 12/01/2000                                                              2,413
                      3,305     8.25% due 12/01/2000                                                               3,456
                      3,000   Charlotte, North Carolina, GO, Refunding, 5% due 2/01/2001                           3,022
                      4,200   Cleveland County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Curtiss-Wright Flight System),
                              VRDN, AMT, 4.05% due 11/01/2023 (a)                                                  4,200
                      6,500   Davidson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Diebold Inc. Project), VRDN,
                              AMT, 4% due 6/01/2017(a)                                                             6,500
                      4,198   Duplin County, North Carolina, Water District, GO, BAN, Series E, 3.90% due
                              8/09/2000                                                                            4,200
                     10,000   Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, Refunding (Duke Energy Corp.), VRDN, AMT, 3.25%
                              due 10/01/2012 (a)                                                                  10,000
                              Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                      1,635     (Gold Medal Homes), AMT, 3.95% due 12/01/2009                                      1,635
                      2,000     (Quality Metal Project), 4.10% due 3/01/2015                                       2,000


CMA North Carolina Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                    Face
State              Amount                                 Issue                                                Value
North Carolina                Granville County, North Carolina, Industrial Facilities and Pollution
(continued)                   Control Financing Authority, Industrial Revenue Bonds, VRDN (a):
                    $ 4,000     (Mayville Metal Products Project), 4% due 5/23/2020                           $    4,000
                      1,280     (Tuscarora Plastics, Inc. Project), 4.10% due 12/01/2001                           1,280
                        500   Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Federal Paper Board Company, Inc. Project), VRDN,
                              AMT, 4% due 11/01/2009 (a)                                                             500
                      2,315   Greensboro, North Carolina, GO, Public Improvement, 6.90% due 5/01/2000 (c)          2,368
                              Guilford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN, AMT (a):
                      1,800     (Neal Manufacturing), 4.10% due 11/01/2013                                         1,800
                      2,500     (Ornamental Products), 4.10% due 12/01/2014                                        2,500
                        900     (Pharmagraphics Inc. Project), 4.10% due 9/01/2010                                   900
                      2,800     (Snider Tire Inc.), 4.05% due 10/01/2019                                           2,800
                      4,500     (US Woven Label Project), 4% due 1/01/2013                                         4,500
                     24,000   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, Exempt Facilities (Westmoreland), VRDN,
                              AMT, 4% due 12/01/2019 (a)                                                          24,000
                      2,800   Johnston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT,
                              4.10% due 11/01/2017 (a)                                                             2,800
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (West Co. Nebraska, Inc. Project), VRDN, 3.95% due
                              10/01/2005 (a)                                                                       3,700
                              Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                      6,600     (Hof Textiles Inc. Project), AMT, 3.90% due 10/01/2011                             6,600
                      3,500     (Packaging NC Project), 4.10% due 10/01/2013                                       3,500
                      5,000   Mecklenburg County, North Carolina, GO (Public Improvement), VRDN, Series C,
                              3.10% due 2/01/2011 (a)                                                              5,000
                              Mecklenburg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds, VRDN (a):
                      2,000     (Edgcomb Metals Co. Project), 3.90% due 12/01/2009                                 2,000
                      1,500     (Griffith Micro Science Project), AMT, 3.95% due 11/01/2007                        1,500
                      8,500     (Rexroth Corp. Project), AMT, 4% due 9/01/2016                                     8,500
                        605   New Hanover County, North Carolina, Industrial Facilities Revenue Bonds
                              (Interroll Corp. Project), VRDN, 4.10% due 11/01/2003 (a)                              605
                      1,000   North Carolina Agricultural Finance Authority, Agricultural Development
                              Revenue Bonds (Citterio USA Corp. Project), VRDN, AMT, 4.10% due 3/01/2013 (a)       1,000
                              North Carolina Educational Facilities Finance Agency Revenue Bonds, VRDN (a):
                        965     (Catawba College), 3.90% due 3/01/2019                                               965
                      5,000     (Duke University Project), Series A, 3.85% due 12/01/2017                          5,000
                     14,200     (Methodist College), 3.75% due 3/01/2022                                          14,200
                      1,805   North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                              (Cabarrus Memorial Hospital Project), VRDN, 3.90% due 3/01/2012 (a)                  1,805
                              North Carolina Medical Care Commission, Hospital Revenue Bonds (a):
                      3,500     (Duke University Hospital Project), VRDN, Series C, 3.85% due 6/01/2015            3,500
                      3,130     (Duke University Hospital Project), VRDN, Series D, 2.95% due 6/01/2015            3,130
                        200     (Moses H. Cone Memorial Hospital Project), VRDN, 3.95% due 10/01/2023                200
                      3,100     (Pooled Equipment Financing Project), ACES, 3.85% due 12/01/2025 (b)               3,100
                              North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds:
                      1,000     (Presbyterian Hospital Project), VRDN, 7.30% due 10/01/2000 (a)(c)                 1,037
                      3,850     (Presbyterian Hospital Project), VRDN, 7.375% due 10/01/2000 (a)(c)                3,995
                      1,500     (Rex Hospital Project), 5.10% due 6/01/2000                                        1,503


CMA North Carolina Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                     Face
State               Amount                                Issue                                                Value
North Carolina      $ 2,900   North Carolina Medical Care Commission Revenue Bonds (Lutheran Retirement
(concluded)                   Project), VRDN, 4% due 1/01/2019 (a)                                               $ 2,900
                      1,600   North Carolina State Ports Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, 4.10% due 1/01/2016 (a)                       1,600
                      4,500   North Carolina State University--Raleigh, North Carolina, Revenue Bonds
                              (Centennial Campus), VRDN, Series A, 3% due 12/15/2019 (a)(e)                        4,500
                      1,800   North Carolina State, GO, Capital Improvement, Series A, 4.70% due 2/01/2001         1,808
                      6,000   North Carolina State, GO, Public Improvement, Series A, 5% due 3/01/2001             6,046
                      2,000   North Carolina State, GO, Public School Building, 4.50% due 4/01/2000                2,000
                      2,000   North Carolina State, GO, Series A, 4.75% due 4/01/2000                              2,000
                     21,300   Person County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Solid Waste Disposal, Carolina Power
                              and Light), VRDN, AMT, 3.95% due 11/01/2016 (a)                                     21,300
                      1,210   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Cessna Aircraft Company Project), VRDN, 4.10% due 10/01/2012 (a)              1,210
                      2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 4%
                              due 4/01/2018 (a)                                                                    2,300
                      2,600   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (All American Homes of North Carolina), VRDN, AMT,
                              4.10% due 11/01/2011 (a)                                                             2,600
                      4,600   Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industries Project), VRDN, AMT, 4.10%
                              due 8/01/2010 (a)                                                                    4,600
                      2,920   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Accu-Fab Inc. Project), VRDN, AMT, 4.15% due
                              1/01/2019 (a)                                                                        2,920
                              Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Carolina Power and Light Company
                              Project) (a):
                      9,470     DATES, AMT, 3.95% due 3/01/2017                                                    9,470
                      6,100     VRDN, Series B, 3.85% due 9/01/2015                                                6,100
                     11,900   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Revenue Refunding Bonds, VRDN, Series B, 3.90% due
                              6/15/2014 (a)                                                                       11,900
                      1,455   Walnut Cove, North Carolina, GO, BAN, 3.67% due 6/14/2000                            1,455

Puerto Rico--         1,500   Puerto Rico Commonwealth, FLOATS, Series A-1, 3.25% due 7/30/2000 (a)                1,500
9.3%                          Puerto Rico Commonwealth, Government Development Bonds, CP:
                      2,000     3.50% due 4/05/2000                                                                2,000
                      5,000     3.70% due 4/11/2000                                                                5,000
                      7,720     3.75% due 4/12/2000                                                                7,720
                      2,700   Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Transportation Revenue Refunding Bonds, VRDN, Series A, 3.25% due
                              7/01/2028 (a)(d)                                                                     2,700
                      8,200   Puerto Rico Electric Power Authority, Power Revenue Bonds, GO, MSTR, VRDN,
                              Series SGA-43, 3.45% due 7/01/2022 (a)                                               8,200
                              Total Investments (Cost--$289,728*)--99.4%                                         289,728
                              Other Assets Less Liabilities--0.6%                                                  1,808
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  291,536
                                                                                                              ==========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(b)MBIA Insured.
(c)Prerefunded.
(d)AMBAC Insured.
(e)FSA Insured.
  *Cost for Federal income tax purposes.


See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 2000
Assets:
Investments, at value (identified cost--$289,728,322)                                                     $  289,728,322
Cash                                                                                                             233,328
Interest receivable                                                                                            1,835,450
Prepaid registration fees and other assets                                                                        25,112
                                                                                                          --------------
Total assets                                                                                                 291,822,212
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser                                                                      $      111,196
 Distributor                                                                                     95,838          207,034
                                                                                         --------------
Accrued expenses and other liabilities                                                                            79,486
                                                                                                          --------------
Total liabilities                                                                                                286,520
                                                                                                          --------------
Net Assets                                                                                                $  291,535,692
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                                $   29,160,215
Paid-in capital in excess of par                                                                             262,441,930
Accumulated realized capital losses--net                                                                         (66,453)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 291,602,145 shares of
beneficial interest outstanding                                                                           $  291,535,692
                                                                                                          ==============

See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Statement of Operations for the Year Ended March 31, 2000
Investment Income:
Interest and amortization of premium earned                                                               $   10,080,298
Expenses:

Investment advisory fees                                                                 $    1,471,749
Distribution fees                                                                               365,734
Accounting services                                                                              56,798
Professional fees                                                                                54,262
Transfer agent fees                                                                              48,735
Custodian fees                                                                                   26,527
Registration fees                                                                                22,382
Printing and shareholder reports                                                                 18,628
Pricing fees                                                                                      7,137
Trustees' fees and expenses                                                                       1,826
Other                                                                                             7,991
                                                                                         --------------
Total expenses                                                                                                 2,081,769
                                                                                                          --------------
Investment income--net                                                                                         7,998,529
Realized Loss on Investments--Net                                                                                   (547)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    7,997,982
                                                                                                          ==============


See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Statements of Changes in Net Assets
                                                                                           For the Year Ended March 31,
                                                                                               2000           1999
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                   $    7,998,529   $    7,678,942
Realized loss on investments--net                                                                  (547)         (26,651)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          7,997,982        7,652,291
                                                                                         --------------   --------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                        (7,998,529)      (7,678,942)
                                                                                         --------------   --------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                            836,020,671      779,318,396
Net asset value of shares issued to shareholders in reinvestment of
dividends                                                                                     7,998,408        7,678,935
                                                                                         --------------   --------------
                                                                                            844,019,079      786,997,331
Cost of shares redeemed                                                                    (856,549,097)    (789,973,877)
                                                                                         --------------   --------------
Net decrease in net assets derived from beneficial interest transactions                    (12,530,018)      (2,976,546)
                                                                                         --------------   --------------

Net Assets:
Total decrease in net assets                                                                (12,530,565)      (3,003,197)
Beginning of year                                                                           304,066,257      307,069,454
                                                                                         --------------   --------------
End of year                                                                              $  291,535,692   $  304,066,257
                                                                                         ==============   ==============

See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                              2000       1999      1998        1997       1996
Per Share Operating Performance:
Net asset value, beginning of year                                $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  ---------  ---------  ---------  ---------   ---------
Investment income--net                                                  .03        .03        .03        .03         .03
Realized gain (loss) on investments--net                                 --++       --++       --++       --++        --++
                                                                  ---------  ---------  ---------  ---------   ---------
Total from investment operations                                        .03        .03        .03        .03         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Less dividends from investment income--net                             (.03)      (.03)      (.03)      (.03)       (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
Net asset value, end of year                                      $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  =========  =========  =========  =========   =========
Total Investment Return                                               2.76%      2.73%      3.02%      2.84%       3.12%
                                                                  =========  =========  =========  =========   =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                         .71%       .71%       .71%       .72%        .69%
                                                                  =========  =========  =========  =========   =========
Expenses                                                               .71%       .71%       .71%       .72%        .74%
                                                                  =========  =========  =========  =========   =========
Investment income--net                                                2.72%      2.69%      2.97%      2.79%       3.08%
                                                                  =========  =========  =========  =========   =========

Supplemental Data:
Net assets, end of year (in thousands)                            $ 291,536  $ 304,066  $ 307,069  $ 274,180   $ 273,910
                                                                  =========  =========  =========  =========   =========


++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA North Carolina Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA North Carolina Municipal Money Fund
Notes to Financial Statements (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $66,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003, $11,000 expires in 2005 and $27,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
CMA North Carolina Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders,
CMA North Carolina Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 1, 2000
</AUDIT-REPORT>


CMA North Carolina Municipal Money Fund
Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the taxable year ended March 31, 2000.

Please retain this information for your records.



CMA North Carolina Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].